Trillium ESG Global Equity Fund
Institutional: PORIX
Retail: PORTX

Trillium ESG Small/Mid Cap Fund
Institutional Class Ticker: TSMDX
*Retail Class Ticker: TBD
*Shares are not available at this time
(together, the “Trillium Funds”)
each a series of Professionally Managed Portfolios (the “Trust”)

Supplement dated July 18, 2023 to the Statutory Prospectus and Statement of Additional Information (“SAI”) both dated October 31, 2022
At the request of Trillium Asset Management, LLC (“Trillium”), the Board of Trustees (the “Board”) of Professionally Managed Portfolios (“PMP”) has reviewed information relating to Trillium’s request to reorganize the above Trillium Funds (the “Target Funds”) into newly created corresponding funds (the “Acquiring Funds”) of JOHCM Funds Trust (each, a “Reorganization” and together, the “Reorganizations”). Each Acquiring Fund will have the same investment objective, and substantially similar investment strategies and policies as the corresponding Target Fund. Each Reorganization is intended to qualify as a tax-free reorganization for federal tax purposes and is subject to a number of conditions, including the receipt of approval by the shareholders of the Target Funds. The Reorganizations are subject to shareholder approval, though no shareholder action is necessary at this time. Shareholders as of the record date (which will be a date in July 2023) will receive a proxy statement/prospectus that contains important information about the Reorganizations and the Acquiring Funds, including information about investment strategies and risks, fees and expenses. Prior to the Reorganizations, Trillium Funds shareholders may continue to purchase, redeem and exchange their shares subject to the limitations described in the prospectus. Upon shareholder approval, the Reorganizations are currently expected to be effective upon the opening of business on October 30, 2023, or, if the conditions described in the Plan are not satisfied, no later than November 13, 2023, or such other date and time as the parties to the Reorganizations may agree.

The proposed Reorganizations will result in a change in the Trillium Funds’ management arrangements. The Acquiring Funds will be advised by JOHCM (USA) Inc. (the “New Adviser”), the investment adviser of JOHCM Funds Trust. The proposed New Adviser has represented to the Board that it will employ Trillium as the sub-adviser to the Acquiring Funds. Therefore the same portfolio management team will be responsible for day-to-day investment management of the Acquiring Funds as was responsible for the corresponding Target Funds. There will also be no change in advisory fees for the Acquiring Funds compared to the corresponding Target Funds, and overall expense ratios are expected to be lower. The Acquiring Funds will be overseen by a different Board of Trustees as it will not be a part of PMP, but will instead be a part of JOHCM Funds Trust (the “Acquiring Trust”). The Acquiring Funds will have the same service providers as the Acquiring Trust’s existing funds. If approved by shareholders in the forthcoming proxy, The Northern Trust Company will serve as the Acquiring Funds’ Administrator, Fund Accounting Agent, Transfer Agent, and Custodian. Also pending shareholder approval, Quasar Distributors, LLC will cease serving as the Funds’ distributor and, JOHCM Funds Distributors LLC, a wholly-owned subsidiary of Foreside Financial Group, LLC, a registered broker-dealer dedicated to U.S. marketing and distribution of pooled funds advised by the New Adviser, including the Acquiring Trust, will begin serving as the Acquiring Funds’ distributor.

Based on the material provided to the Board, the Board determined at a meeting on May 18-19, 2023 to approve an Agreement and Plan of Reorganization (the “Plan”) whereby each Target Fund would reorganize out of the Trust and into the corresponding Acquiring Fund of the JOHCM Funds Trust. The Plan provides for an exchange of shares of each issued and outstanding class of each Target Fund for shares of new classes of the corresponding Acquiring Fund, which would be distributed pro rata by the Fund to the holders of the shares of such class in complete liquidation of the respective Target Fund, and the Acquiring Fund’s assumption of all liabilities of such Target Fund. Shareholders of each Target Fund will receive shares of the corresponding Acquiring Fund equal in value to the shares of the Target Fund held by the shareholders prior to the Reorganizations.

More detailed information about the Reorganizations and the changes that will result from the Reorganizations will be provided in a proxy statement that is expected to be sent to shareholders in the coming weeks.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Trillium Funds or the Acquiring Funds, nor is it a solicitation of any proxy. When it is available, please read the proxy statement/prospectus carefully before making any decision to invest or when considering the Reorganizations. The proxy statement/prospectus will be available for free on the SEC’s website (www.sec.gov).

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Please retain this Supplement with your Prospectus and SAI.